Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes
Note 8. Income Taxes

The components of the net deferred tax asset, included in other assets, are as follows:

	2012	2011

Deferred tax assets:
Allowance for loan loss	$2,532	$3,068
Previous Years AMT	802	802
Other Real Estate Owned Valuation Reserve	1,119	-
Loss on Other Equity Investments	51	51
NOL carry-forwards (20 year carry-forward period)	4,616	5,679
Other than temporary impairment charge on AFS securities	2,489	2,432
Net unrealized loss on securities available-for-sale	964	1,061
	12,573	13,093

Deferred tax liability:
Depreciation	(275)	(308)
	(275)	(308)
Deferred Tax Asset Valuation Allowance	(4,000)	(4,170)

Net deferred tax assets:	$8,298	$8,615

The components of income tax expense related to continuing operations are as follows:

	2012	2011

Federal:
Current	$114	$(2,150)
Deferred	106	4,512

Total	$220	$2,362

The Company's income tax expense differs from the expected tax expense at the statutory federal rate of 34% as follows:

	2012	2011

Statutory rate applied to earnings (losses) before income taxes	$763	$(1,413)
Tax exempt interest	(230)	(272)
Deferred Tax Valuation allowance	(170)	4,170
Other, net	(143)	(123)

Total	$220	$2,362

Deferred tax assets represent the future tax benefit of deductible differences and, if it is more likely than not that a tax asset will not be realized, a valuation allowance is required to reduce the recorded deferred tax assets to net realizable value. As of December 31, 2011, in consideration of uncertainties regarding the timing of improvements in current economic conditions and management's estimate of future tax liabilities, management provided an allowance of $4.17 million. As of December 31, 2012, management maintained an allowance of $4.0 million to reflect its estimate of net realizable value at that date.